Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the quarterly report of Educational Development Corporation (the “Company”) on Form 10-Q for the period ending May 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 15, 2016	By:	/s/ Randall W. White
Randall W. White
Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)

Date: July 15, 2016	By:	/s/ Marilyn R. Pinney
Marilyn R. Pinney
Controller and Corporate Secretary (Principal Financial and Accounting Officer)